THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between Thai Farmers Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    As of February 7, 2001, the Fund's shares are listed on the Pacific Exchange, Inc. ("PCX") and the Osaka Securities Exchange ("OSE"). The Fund's shares are no longer listed on the New York Stock Exchange. The Fund understands that its shares may trade periodically on certain exchanges other than the PCX or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's PCX trading symbol is "TF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
Telephone: (800) 426-5523

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                January 31, 2001
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the year ended December 31, 2000.

REVIEW OF THAI ECONOMY IN 2000

    The Thai economy seemed to pick up in the first half of 2000. The growth rates were 5.1%, 6.3% and 2.6% in 1Q00, 2Q00 and 3Q00, respectively. For the first nine months of the year 2000, Gross Domestic Product ("GDP") was 4.7% over the same period in 1999. The deceleration of the growth rate in the 3Q00 resulted from several negative factors including a slow down in the U.S. economy, increasing oil prices, a weaker Baht and political uncertainty in Thailand. For the 4Q00, economic indicators have already pointed to a slow down in production and domestic demand.

    Private consumption, contributing around 53% of GDP last year, has shown signs of leveling off to +3.9% in 3Q00 from +5.3% in 2Q00 and +5.8% in 1Q00. The growth rates of retail sales, automobile sales and motorcycle sales have shown a declining trend while surveys of consumer's confidence has been weak.

    Nevertheless, the Thai economy is still expected to expand at the rate of 4.0%-4.2% annually in 2000 compared to 4.2% in 1999.

    While the domestic sector remained subdued, the export sector was the main driving force of the economic recovery in 2000. Exports rose 20.6% in the first eleven months of 2000 compared to 7.4% the year before, with the help of the economic recovery of trading partners, particularly in the U.S. and others in the Asian region. Export of high-technology products also showed remarkable growth. At the same time, agricultural exports have been left behind due to flooding and depressed prices of agricultural products.

    With the help of strong exports, export-oriented industries continued to expand by 22% on average, while industries producing for domestic consumption declined by 7.5%. Some export industries such as computer and integrated circuits, which rely on high import contents, have little backward linkage with other sectors in the country. As a result, the expansion in exports has not contributed significantly to the overall economic recovery. Thus, the capacity utilization rate did not expand significantly.

    Imports for the first eleven months of 2000 expanded by 32.4%, partly resulting from an increase in oil prices. This has caused the trade balance and current account surplus to decline to U.S.$5.1 billion and U.S.$8.4 billion, respectively in the first eleven months of 2000. However, Thailand's international financial position has strengthened significantly, as external debt declined by U.S.$13.0 billion during the first ten months of 2000, while international reserves stood at U.S.$32.7 billion, providing more than two-fold coverage for short-term external debt.

THAI ECONOMY OUTLOOK FOR 2001

    In the year 2001, the expected slower growth in the U.S. will probably result in declining world trade and hence slower export growth for Thailand. Export growth is expected to slow down from 20% in 2000 to 8% this year while imports should decline from 29% to 14% in the corresponding period. Domestically, the expected decline in oil prices and gradual recovery in domestic demand should result in benign inflation. Therefore, monetary policy should remain supportive. Declining U.S. interest rates could take some pressure off of the Thai Baht and the expansive monetary and fiscal policies. Consequently, the Baht is expected to be less volatile than it was in 2000. It is forecasted to be around 43 Baht per U.S. Dollar by the end of December 2001. We expect GDP growth of 3.5-4.0 percent in 2001, provided that there is a return of investor and consumer confidence

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
following the general election, as well as stimulus packages remaining in place to offset the less favorable external demand.

    The Thai Rak Thai Party's ("TRT") outright victory in the general election held in January 2001 marked the first time that a single political party has gained a strong mandate from the public to form a government. This creates some cautious optimism and increasing confidence over the stage of the economy in the future. Nevertheless, doubts still remain over the Constitution Court ruling on whether the leader of the TRT, Thaksin Shinawatra, should be barred from office for mis-declaration of assets, which is expected around the middle of this year.

    In order to win popularity, TRT's election campaign has some dramatic policy initiatives such as the health insurance scheme, the revolving fund for the villages, the debt moratorium for farmers and a National Asset Management Corporation. These proposed measures could boost domestic sentiment in the short-term. However, the impact from all these proposed measures on the annual budget or on the level of public debt remains far from assessable with the limited information at present. The impact, as well as implementation, of all these policies should be closely observed.

REVIEW OF THAI STOCK MARKET IN 2000

    As of December 29, 2000, the SET Index closed at 269.19 points, a decrease of approximately 44% in Baht terms or 51% in U.S. dollar terms when compared to last year's level. The average daily turnover was Baht 3.74 billion, a decline of around 43% from the same period last year.

    The year 2000 has proved to be a difficult year for the Thai Stock Market. The market expectations adjusted to a slow pace of economic improvement, political concerns and external uncertainties. The series of U.S. interest rate hikes, volatility of the U.S. stock market and high oil prices lead to a potential slow down in the global economy and created some concerns for investors. The Morgan Stanley Capital Indices ("MSCI") restatements of Malaysia, the increase weighting of Taiwan and the potential implementation of Free Float Adjustment have caused foreign funds to flow out of the country. Political uncertainties in Thailand, a slow pace of economic and financial reforms, in particular, a reduction of non-performing loans, and a weaker Baht resulted in lower investor confidence in the Thai market. In October, the SET Index reached the level of 250-260 points, which was near the lowest level since the crisis started. However, the attractiveness of the valuation and speculation on the pre-election made the SET Index regain some ground and closed at around 270 points by the end of the year.

THAI STOCK MARKET OUTLOOK IN 2001

    For the year 2001, reductions in U.S. interest rates and a perceived satisfactory result of the election's outcome are likely to drive the market up in the near term.

    The quicker and deeper than expected U.S. interest rate cuts should increase a chance of a global economic soft landing. The outright majority won by the TRT in the Thai Parliament is likely to result in a stable coalition government. As a result, the policy unity, including a formation of the National Asset Management Corporation, could be assured. With a lower risk perception toward Thailand, we anticipate significant activity levels in the near term.

    In the longer term, however, the market's sustainability will depend on important risk factors such as a possibility of a hard landing in the U.S. and a marked slowdown in the Japanese economy. Internally, chances of a disqualification of the TRT leader and difficulties in policy implementation are among major investors' concerns. Also, the Free Float Adjustment adopted by the MSCI is likely to be a negative picture. However, given the oversold/under-owned condition of the Thai market, we do not anticipate significant additional selling pressure from the MSCI issue.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

THE FUND'S PERFORMANCE AND STRATEGY

    As of December 31, 2000, the net asset value of the Fund was U.S.$1.68 per share, as compared to U.S.$3.61 per share on December 31, 1999. The Fund's net asset value for the year 2000 decreased by 53% against a 51% decrease in the SET Index in U.S. dollar terms.

    Thai Farmers Asset Management Co., Ltd. ("TFAM") started to manage the Fund on January 1, 2000. Since then, TFAM has actively revised the Fund's portfolio. In the year 2000, the Fund increased weightings in chemicals, electronic components and energy sectors, selectively invested in stocks in commerce, communication and vehicles and parts sectors, reduced weightings in banking and building materials sectors, and reduced to a zero-weighting in the finance & securities and property sectors. On a twelve-month basis, the Fund underperformed the SET Index by 2.32%. However, on a six-month basis, the Fund underperformed the SET Index by 0.08% while the Fund outperformed the SET Index by 2.43% in the past three months.

    Assuming that all dividends paid to shareholders were reinvested, the Fund's net asset value per share would have outperformed the SET index by 7.99% in U.S. dollar terms since its inception on May 30, 1990.

    The Fund intends to overweight its exposure in the communication, commerce, energy, and entertainment sectors, to be neutral in electronic components, and to be underweight in the banking, building & materials, finance & securities, property, transportation, and vehicles & parts sectors.

PORTFOLIO MANAGEMENT

    Mrs. Dayana Bunnag and Miss Sopana Janeborvorn have been the Fund's portfolio managers since January 1, 2000. TFAM has employed Mrs. Bunnag and Miss Janeborvorn for nine years since the inception of the company. Mrs. Bunnag is currently the President while Miss Janebovorn is the First Senior Vice President in charge of the equity fund management business.

    TFAM is one of the largest asset management companies in Thailand, with approximately U.S.$3.2 billion of assets under management (as at January 11, 2001). TFAM was established in 1992 and their principal shareholder is Thai Farmers Bank PLC, one of the largest commercial banks in Thailand.

    As previously stated in the Fund's press release dated September 12, 2000, TFAM has informed the Fund that they have decided to withdraw from the business of managing the assets of U.S.-registered investment companies. TFAM has indicated to the Fund that it will continue as the Fund's investment manager until the Board of Directors selects a new investment manager for the Fund. The Board of Directors is currently reviewing potential candidates to replace TFAM.

    Finally, the Fund's management would like to express its sincere appreciation to all shareholders for their continued support and participation.

Sincerely yours,

/s/ MASAYASU OHI
MASAYASU OHI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--86.08%

-------------------------------------------
COMMON STOCKS--78.47%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--11.07%
 1,282,700  Bangkok Bank Public Co., Ltd.*.....  $    762,965
   362,000  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................        70,085
 1,813,700  Industrial Finance Corp. of
             Thailand*.........................       232,685
   399,500  Krung Thai Bank Public Co.,
             Ltd.*.............................       100,176
                                                 ------------
                                                    1,165,911
                                                 ------------
BUILDING MATERIALS--5.15%
    42,466  Siam City Cement Public Co.,
             Ltd.*.............................       116,886
    65,600  The Siam Cement Public Co.,
             Ltd.*.............................       425,391
                                                 ------------
                                                      542,277
                                                 ------------
CHEMICALS--4.17%
   368,700  National Petrochemical Public Co.,
             Ltd...............................       249,408
   755,600  Thai Petrochemical Industry Public
             Co., Ltd.*........................        63,450
 1,061,735  Vinythai Public Co., Ltd.*.........       126,307
                                                 ------------
                                                      439,165
                                                 ------------
COMMERCE--3.59%
   590,900  BIG C Supercenter Public Co.,
             Ltd.*.............................       203,304
   143,800  Siam Makro Public Co., Ltd.........       174,422
                                                 ------------
                                                      377,726
                                                 ------------
COMMUNICATION--21.29%
   151,550  Advanced Info Service Public Co.,
             Ltd.*.............................     1,272,617
   116,900  Shin Corporations Public Co.,
             Ltd.*.............................       428,108

  SHARES                                            VALUE
----------                                       ------------

   233,950  Shinawatra Satellite Public Co.,
             Ltd.*.............................  $    156,892
   469,700  TelecomAsia Corp. Public Co.,
             Ltd.*.............................       197,212
    50,800  United Communication Industry
             Public Co. Ltd. (Foreign)*........        41,474
   177,300  United Communication Industry
             Public Co., Ltd.*.................       145,783
                                                 ------------
                                                    2,242,086
                                                 ------------
ELECTRONIC COMPONENTS--4.53%
    50,440  Delta Electronics Thai Public Co.,
             Ltd...............................       229,429
   120,000  Hana Microelectronic Public Co.,
             Ltd...............................       247,722
   100,000  Thai Precision Manufacturing Co.,
             Ltd.*+............................            23
                                                 ------------
                                                      477,174
                                                 ------------
ENERGY--13.84%
   296,300  Electricity Generating Public Co.,
             Ltd...............................       207,344
   446,400  PTT Exploration and Production
             Public Co., Ltd...................     1,041,271
   703,600  Ratchaburi Electricity Generating
             Holding Public Co., Ltd.*.........       209,255
                                                 ------------
                                                    1,457,870
                                                 ------------
ENTERTAINMENT & RECREATION--9.27%
   181,000  BEC World Public Co., Ltd..........       911,952
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................        64,641
                                                 ------------
                                                      976,593
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
PRINTING AND PUBLISHING--1.56%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................  $    164,445
                                                 ------------
TRANSPORTATION--1.12%
   157,100  Thai Airways International Public
             Co., Ltd.*........................       117,264
                                                 ------------
UTILITIES--2.64%
   403,100  Eastern Water Resources Development
             & Management Public Co., Ltd......       277,379
                                                 ------------
VEHICLES & PARTS--0.24%
    46,900  Thai Stanley Electric Public Co.,
             Ltd...............................        25,435
                                                 ------------
Total Common Stocks
  (Cost--$14,260,306)..........................     8,263,325
                                                 ------------

-------------------------------------------
PREFERRED STOCKS--7.38%
-------------------------------------------

BANKS--7.38%
 1,550,100  The Siam Commercial Bank Public
             Co., Ltd. (Preferred)*
             (Cost--$1,485,764)................       777,388
                                                 ------------

-------------------------------------------
WARRANTS--0.23%
-------------------------------------------

COMMUNICATION--0.23%
   266,400  TelecomAsia Corp.
             Public Co., Ltd.*+
             (Cost--$0)........................        23,714
                                                 ------------
Total Thai Common, Warrants and
  Preferred Stocks
  (Cost--$15,746,070)..........................     9,064,427
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--16.71%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
THAI BAHT SAVINGS ACCOUNT--16.12%
    19,839  Bank Credit Agricole Indosuez Ltd.,
             1.00% (Payable on Demand).........  $    462,758
    19,167  Bank of Asia Public Co., Ltd.,
             0.75% (Payable on Demand).........       447,093
    16,396  Citibank N.A. Gold, 1.00% (Payable
             on Demand)........................       382,459
    12,383  Krung Thai Bank Public Co., Ltd.,
             0.25% (Payable on Demand).........       288,845
     5,000  UOB Radanasin Bank Ltd., 1.00%
             (Payable on Demand)...............       116,629
                                                 ------------
Total Thai Baht Savings Account................     1,697,784
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.59%
        62  Bank of New York, 4.20%, due
             1/2/01............................        62,401
                                                 ------------
Total Short-Term Investments
  (Cost--$1,819,738)...........................     1,760,185
                                                 ------------
Total Investments--102.79%
  (Cost--$17,565,808)..........................    10,824,612
Liabilities in excess of
  other assets--(2.79)%........................     (293,440)
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $1.68 per share) (100.00%)...................  $ 10,531,172
                                                 ============

------------------------

   *  Non-income producing securities.
   + Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

TEN LARGEST EQUITY
CLASSIFICATIONS HELD
DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Communication#.....................    21.52%
Banks**............................    18.45
Energy.............................    13.84
Entertainment & Recreation.........     9.27
Building Materials.................     5.15
Electronic Components..............     4.53
Chemicals..........................     4.17
Commerce...........................     3.59
Utilities..........................     2.64
Printing and Publishing............     1.56
-----------------------------------------------
#Includes the value of warrants.
**Includes the value of preferred stock.

TEN LARGEST EQUITY
POSITIONS HELD
DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Advanced Info Service Public Co.,
  Ltd..............................    12.08%
PTT Exploration and Production
  Public Co., Ltd..................     9.89
BEC World Public Co., Ltd..........     8.66
The Siam Commercial Bank
  Public Co., Ltd. (Preferred).....     7.38
Bangkok Bank Public Co., Ltd.......     7.24
Shin Corporations Public Co.,
Ltd................................     4.07
The Siam Cement Public Co., Ltd....     4.04
Eastern Water Resources Development
& Management
  Public Co., Ltd..................     2.63
National Petrochemical Public Co.,
  Ltd..............................     2.37
Hana Microelectronic Public Co.,
  Ltd..............................     2.35

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$17,565,808).......................    $ 10,824,612
  Cash denominated in foreign currency
   (cost--$28,589)...........................          28,589
  Interest and dividends receivable..........          19,007
  Prepaid expenses...........................          11,568
                                                 ------------
    Total assets.............................      10,883,776
                                                 ------------
LIABILITIES
  Payable for securities purchased...........         238,988
  Accrued expenses and other liabilities.....         113,616
                                                 ------------
    Total liabilities........................         352,604
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   6,278,588 shares issued and outstanding...          62,786
  Paid-in capital in excess of par value.....      62,370,693
  Accumulated net investment loss............         (31,944)
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................     (45,130,991)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (6,739,372)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 10,531,172
                                                 ============
        NET ASSET VALUE PER SHARE............    $       1.68
                                                 ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $    131,788
  Interest...................................          24,980
                                                 ------------
    Total investment income..................         156,768
                                                 ------------
EXPENSES:
  Administration fee and expenses............         152,571
  Legal fees and expenses....................         100,601
  Investment management fee and expenses.....          90,252
  Investment advisory fee....................          86,376
  Osaka Securities Exchange fees and
   expenses..................................          78,576
  Audit and tax services.....................          62,850
  Reports and notices to shareholders........          47,381
  Directors' fees and expenses...............          42,405
  Insurance expense..........................          27,653
  Custodian fees and expenses................          27,002
  Transfer agency fee and expenses...........          18,300
  Other......................................          25,461
                                                 ------------
    Total expenses...........................         759,428
                                                 ------------
NET INVESTMENT LOSS BEFORE WAIVERS AND TAX...        (602,660)
  Waiver of:
    Administration fee.......................         (50,000)
    Investment advisory fee..................         (28,672)
  Provision for applicable Thai tax..........          55,556
                                                 ------------
NET INVESTMENT LOSS AFTER WAIVERS AND TAX....        (579,544)
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (3,333,589)
  Net realized foreign currency transaction
   losses....................................         (91,049)
  Net change in unrealized appreciation
   (depreciation) on equity investments......      (8,046,372)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         (65,735)
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     (11,536,745)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $(12,116,289)
                                                 ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                ------------------------------
                                                    2000            1999
                                                ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................   $ (579,544)      $    (582,457)
  Net realized loss on:
    Investments..............................   (3,333,589)         (8,043,805)
    Foreign currency transactions............      (91,049)            (49,705)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........   (8,046,372)         11,764,551
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................      (65,735)             (6,760)
                                                ------------     -----------
  Net increase (decrease) in net assets
   resulting from operations.................   (12,116,289)         3,081,824
                                                ------------     -----------
NET ASSETS:
  Beginning of year..........................   22,647,461          19,565,637
                                                ------------     -----------
  End of year (including accumulated net
   investment loss of $31,944 and $0,
   respectively).............................   $10,531,172      $  22,647,461
                                                ============     ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with Thai Farmers Asset Management Co., Ltd. (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. The temporary book/tax differences are primarily related to wash sale loss deferrals and a post-October capital loss deferral.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER
    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At December 31, 2000, the Fund owed the Manager $6,450. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2000, expenses of $5,378 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the year ended December 31, 2000, there were no out-of-pocket expenses incurred by the Adviser. Effective January 1, 2000, the Adviser has voluntarily decreased its fee to 0.40% of the Fund's average net assets for the year ended
December 31, 2000. At December 31, 2000, the Fund owed the Adviser $3,561, net of waivers.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES
    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2000. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2000, expenses of $2,571 were paid to DSTC, representing reimbursement to DSTC of costs relating to the attendance by its employees at meetings of the Fund's Board.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 2000, DSTC earned $7,132, as compensation for its custodial services to the Fund.

    At December 31, 2000, the Fund owed $8,333 and $614 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $88,841 for the year ended December 31, 2000 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance Rogers & Wells LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS
    During the year ended December 31, 2000, the Fund made purchases of $5,960,477 and sales of $7,015,371 of investment securities, excluding short-term investments. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $16,088,846, excluding $1,819,738 of short-term investments. At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $7,024,419 of which $451,568 related to appreciated securities and $7,475,987 related to depreciated securities.

    At December 31, 2000, the Fund had a capital loss carryover of $44,547,549, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007 and $5,797,861 expires in the year 2008 available to offset future net capital gains.

    At December 31, 2000, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $91,049 from accumulated net investment loss to accumulated net realized loss on investments as a result of permanent book/tax differences relating to net realized foreign currency losses and reclassified $638,649 from paid-in-capital in excess of par value to accumulated net investment loss relating to a net operating loss for the year ended December 31, 2000.

    Capital and currency losses incurred after October 31 ("Post-October" losses) of the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $240,666 and currency losses of $31,944 during fiscal 2000.

CONCENTRATION OF RISK
    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 6,278,588 shares outstanding at December 31, 2000, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,460 shares.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                         ----------------------------------------------------
                                                           2000       1999       1998       1997       1996
                                                         --------   --------   --------   --------   --------
Net asset value, beginning of year....................    $ 3.61     $ 3.12     $ 2.88     $ 9.61    $ 17.52
                                                         -------    -------    -------    -------    -------
Net investment income (loss)..........................     (0.09)*    (0.09)     (0.05)      0.07*      0.02*
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions........     (1.84)*     0.58       0.29      (6.80)*    (4.58)*
                                                         -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations......................................     (1.93)      0.49       0.24      (6.73)     (4.56)
                                                         -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions..............................      --         --         --         --        (3.35)
                                                         -------    -------    -------    -------    -------
Net asset value, end of year..........................    $ 1.68     $ 3.61     $ 3.12     $ 2.88     $ 9.61
                                                         =======    =======    =======    =======    =======
Per share market value, end of year...................   $ 1.625    $ 4.875    $ 3.813    $ 3.750    $ 10.000
                                                         =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends.................    (66.67)%    27.87%      1.67%    (62.50)%   (21.03)%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends...........    (53.46)%    15.71%      8.33%    (70.03)%   (31.78)%
Ratios and supplemental data:
  Net assets, end of year (in millions)...............   $ 10.5     $ 22.6     $ 19.6     $ 18.1     $ 60.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income................................      4.73%      3.92%      3.83%      2.78%      2.11%+
    Expenses, including Thai taxes applicable to net
     investment income................................      5.11%      3.92%      3.83%      3.16%      2.26%+
    Expenses excluding waiver of Administration and
     Advisory fee applicable to net
     investment income................................      5.66%      4.16%      4.09%      --         --
    Expenses including waiver of Administration and
     Advisory fee applicable to net
     investment income................................      5.11%      3.92%      3.83%      --         --
    Net investment income (loss)......................     (4.03)%    (2.78)%    (1.64)%     1.15%      0.15%
  Portfolio turnover..................................     45.46%     63.45%     38.91%     40.61%     33.36%

---------------------------------------------------------------------------
  *  After provision for Thai taxes.
  + Ratios for the year ended December 31, 1996 include certain cost incurred in connection with the proposed rights offering which have been expensed by the Fund. If such expenses had not been included, the ratios would have been 2.07% and 2.22%, respectively, for the year ended December 31, 1996.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To The Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 2, 2001
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of any distributions received by you during such fiscal year.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 2000.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

-----------------------------------------

BOARD OF DIRECTORS

Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Virabongsa Ramangkura
Oren G. Shaffer
----------------------------------------------

OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
Thai Farmers Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                           -------------------------

                                     [LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------